UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

AmeriCredit Corp.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 21, 2008, AmeriCredit Corp. (the “Company”) entered into a Registration Rights Agreement (the “Agreement”) with Leucadia National Corporation (“Leucadia”). The Agreement was entered into pursuant to the terms of a standstill agreement entered into between the Company and Leucadia on March 4, 2008, which was filed as an exhibit to the Company’s Form 8-K, which was filed with the Securities and Exchange Commission (the “Commission”) on March 4, 2008. Under the terms of the Agreement, AmeriCredit is obligated to promptly file with the Commission and maintain the effectiveness of a “resale” shelf registration statement providing for the resale of all of the shares of the common stock of the Company held by Leucadia and its affiliates. The Agreement calls for the Company to maintain the effectiveness of the registration statement until all the shares registered under it have been sold pursuant to an effective registration statement or pursuant to Rule 144. The Agreement also provides Leucadia the right to require AmeriCredit to file up to three demand registrations, subject to certain conditions and limitations, and also contains customary “piggyback rights” regarding other registration statements filed by the Company, subject to certain exceptions.

The description of the Agreement is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the Agreement attached as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On April 24, 2008, the Company issued a press release announcing the results of operations for the quarter ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company will conduct its quarterly conference call April 24, 2008, at 5:30 p.m. Eastern Time. Interested persons may register to listen to the call at the Company’s website, www.americredit.com, under “Investors,” “Conference Calls.” The call will also be available on demand at this website.

This information furnished in this Item 2.02, including the Exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.2	Registration Rights Agreement, dated April 21, 2008, between AmeriCredit Corp. and Leucadia National Corporation.

99.1	Press Release dated April 24, 2008, issued by AmeriCredit Corp. entitled “AmeriCredit Reports Third Quarter Operating Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: April 24, 2008	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
10.2	Registration Rights Agreement, dated April 21, 2008, between AmeriCredit Corp. and Leucadia National Corporation.

99.1	Press Release dated April 24, 2008, issued by AmeriCredit Corp. entitled “AmeriCredit Reports Third Quarter Operating Results”